UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2010 (March 30, 2010)

SHENGDATECH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-31937	26-2522031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Unit 2003, East Tower, Zhong Rong Heng Rui International Plaza, 620 Zhang Yang Road, Pudong District, Shanghai 200122 People's Republic of China
(Address of principal executive offices)

86-21-58359979
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

ShengdaTech, Inc. (the “Company”) listed estimated amounts of bonuses for 2009 for planning purposes in the Compensation Table of the Company’s annual report on Form 10-K, as amended, filed on March 15, 2010.  Following evaluation of performances by the respective named executive officers in the Compensation Table, the total allocated bonus amount paid for 2009 was $217,482.  Such amount was determined and paid on March 30, 2010.

The Compensation Table below includes new total compensation figures for the respective named executive officers, using the new bonus information to recalculate the information that was previously provided with respect to the named executive officers in the Company’s Compensation Table for which the bonus information was estimated.

Compensation Table

Name & Principal Position	Year	Salary	Bonus****	Non-Equity Incentive Plan Compensation	All other Compensation	Total
(a)	(b)	(c)	(d)	(g)	(i)	(j)
Xiangzhi Chen, CEO	2009	$195,000	105,000	$0	0	$300,000
	2008	$300,000		$0		$300,000	*
	2007	$300,000		$0		$300,000	*

Andrew Weiwen Chen, CFO (from April 15, 2009)	2009	$99,600	25,750	$0	17,000+	$142,350

Anhui Guo, COO	2009	$78,000	40,032	$0	0	$118,032
	2008	$120,000		$0		$120,000	*
	2007	$100,000		$0		$100,000	*

Lei Du, COO Shandong Haize	2009	$43,300	23,350	$0	14,350+	$81,000
	2008	$27,083		$14,583		$41,666

Yong Zhao COO Shaan’xi Haize	2009	$43,300	23,350	$0	14,350+	$81,000
	2008	$65,000		$35,000		$100,000
	2007	$65,000		$35,000		$100,000

Xukui Chen COO Shandong Bangsheng	2009						**
	2008	$52,000		$28,000		$80,000
	2007	$52,000		$28,000		$80,000

Gongbo Wang COO Zibo Jiaze	2009	$17,160			4,270+	$21,430	***

*The 2007 and 2008 compensation for Mr. Chen of $300,000 per year and for Ms. Guo of $100,000 and $120,000 per year, respectively, was paid directly by Shandong Shengda Technology Co., Ltd. for services provided to ShengdaTech, Inc.
** Mr. Xukui Chen’s employment with the Company was terminated as of October, 2008.
*** Mr. Gongbo Wang was named COO of Zibo Jiaze Nanomaterials Co., Ltd. in August 2009.
**** The amount of bonuses earned for 2009 was $217,482, and such amount was determined and paid on March 30, 2010.
+ All other compensation listed are non-performance based cost-of-living subsidies granted to the Chief Financial Officer and Chief Operating Officers of ShengdaTech, Inc.’s subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ShengdaTech, Inc.

Dated: August 17, 2010	By:	/s/ Xiangzhi Chen
Xiangzhi Chen
President and Chief Executive Officer